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                                                                    Exhibit 10.1



                                9,171,429 SHARES

                           HALOZYME THERAPEUTICS, INC.

                             SHARES OF COMMON STOCK
                               ($0.001 PAR VALUE)

                            PLACEMENT AGENT AGREEMENT

                                                               December 12, 2005


SG COWEN & CO., LLC
RODMAN & RENSHAW, LLC
ROTH CAPITAL PARTNERS, LLC
c/o SG Cowen & Co., LLC
1221 Avenue of the Americas
New York, New York  10020

Dear Sirs:

         Halozyme Therapeutics, Inc., a Nevada corporation (the "COMPANY"), proposes to sell to the Purchasers, pursuant to the terms of this Placement Agent Agreement (this "AGREEMENT") and the Subscription Agreements in the form of Exhibit A attached hereto (the "SUBSCRIPTION AGREEMENTS") entered into with the Purchasers identified therein (each a "PURCHASER" and, collectively, the "PURCHASERS"), an aggregate of 9,171,429 shares of Common Stock, $0.001 par value (the "COMMON STOCK"), of the Company. The aggregate of 9,171,429 shares so proposed to be sold is hereinafter referred to as the "STOCK." The Company hereby confirms its agreement with the placement agents named on Schedule I attached hereto (the "PLACEMENT Agents"), as set forth below. SG Cowen & Co., LLC is acting as the representative of the Placement Agents and in such capacity is hereinafter referred to as the "REPRESENTATIVE." Certain terms used herein are defined in Section 14 hereof.

1. AGREEMENT TO ACT AS PLACEMENT AGENTS; PLACEMENT OF SECURITIES. On the basis of the representations, warranties and agreements of the Company and its Subsidiary (as defined below) herein contained, and subject to all the terms and conditions of this Agreement:

         (a) The Company hereby authorizes the Placement Agents to act as its exclusive agents to solicit offers for the purchase of all or part of the Stock from the Company in connection with the proposed offering of the Stock (the "OFFERING"). Until the Closing Date (as defined in
         Section 3 hereof), the Company shall not, without the prior consent of the Representative, solicit or accept offers to purchase the Stock otherwise than through the Placement Agents.


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         (b) The Placement Agents agree, as agents of the Company, to use their commercially reasonable efforts to solicit offers to purchase the Stock from the Company on the terms and subject to the conditions set forth in the Base Prospectus (as defined below) and the Prospectus Supplement (as defined below). The Placement Agents shall make commercially reasonable efforts to assist the Company in obtaining performance by each Purchaser whose offer to purchase Stock has been solicited by the Placement Agents and accepted by the Company, but the Placement Agents shall not, except as otherwise provided in this Agreement, be obligated to disclose the identity of any potential purchaser or have any liability to the Company in the event any such purchase is not consummated for any reason. Under no circumstances will the Placement Agents be obligated to purchase any Stock for its own account and, in soliciting purchases of Stock, the Placement Agents shall act solely as the Company's agent and not as principals. Notwithstanding the foregoing and except as otherwise provided in Section 1(c), it is understood and agreed that the Placement Agents (or their affiliates) may, solely at their discretion and without any obligation to do so, purchase Stock as principals.

         (c) Subject to the provisions of this Section 1, offers for the purchase of Stock may be solicited by the Placement Agents as agents for the Company at such times and in such amounts as the Placement Agents deem advisable. Each Placement Agent shall communicate to the Company, orally or in writing, each reasonable offer to purchase Stock received by it as agent of the Company. The Company shall have the sole right to accept offers to purchase the Stock and may reject any such offer, in whole or in part. Each Placement Agent shall have the right, in its discretion reasonably exercised, without notice to the Company, to reject any offer to purchase Stock received by it, in whole or in part, and any such rejection shall not be deemed a breach of its agreement contained herein.

         (d) The purchases of the Stock by the Purchasers shall be evidenced by the execution of the Subscription Agreements by each of the parties thereto.

         (e) As compensation for services rendered, on the Closing Date the Company shall pay to the Placement Agents by wire transfer of immediately available funds to an account or accounts designated by the Representative, an amount equal to seven percent (7%) of the gross proceeds received by the Company from the sale of the Stock on such Closing Date.

         (f) No Stock which the Company has agreed to sell pursuant to this Agreement shall be deemed to have been purchased and paid for, or sold by the Company, until such Stock shall have been delivered to the Purchaser thereof against payment by such Purchaser. If the Company shall default in its obligations to deliver Stock to a Purchaser whose offer it has accepted, the Company shall indemnify and hold the Placement Agents harmless against any loss, claim or damage arising from or as a result of such default by the Company.


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2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND ITS SUBSIDIARY. The Company
and its Subsidiary represent and warrant to, and agrees with, the several Placement Agents and the Purchasers that:

         (a) The Company meets the requirements for use of Form S-3 under the Securities Act of 1933, as amended (the "SECURITIES ACT"), and has filed with the Securities and Exchange Commission (the "COMMISSION") a registration statement on such form (Registration File No. 333-125731), which became effective as of June 17, 2005, for the registration under the Securities Act of the Stock. Such registration statement meets the requirements set forth in Rule 415(a)(1)(x) under the Securities Act and complies with said Rule. The Company will file with the Commission pursuant to Rule 424(b) under the Securities Act, and the rules and regulations (the "RULES AND REGULATIONS") of the Commission promulgated thereunder, a supplement to the form of prospectus included in such registration statement relating to the placement of the Stock and the plan of distribution thereof and has advised the Representative of all further information (financial and other) with respect to the Company required to be set forth therein. Such registration statement, including the exhibits thereto, as amended at the date of this Agreement, is hereinafter called the "REGISTRATION STATEMENT"; such prospectus in the form in which it appears in the Registration Statement is hereinafter called the "BASE PROSPECTUS"; and the supplemented form of prospectus, in the form in which it will be filed with the Commission pursuant to Rule 424(b) (including the Base Prospectus as so supplemented) is hereinafter called the "PROSPECTUS SUPPLEMENT." Any reference herein to the Registration Statement, the Base Prospectus or the Prospectus Supplement shall be deemed to refer to and include the documents incorporated by reference therein, including all exhibits thereto (the "INCORPORATED DOCUMENTS") pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), on or before the date of this Agreement, or the issue date of the Base Prospectus or the Prospectus Supplement, as the case may be; and any reference herein to the terms "amend," "amendment" or "supplement" with respect to the Registration Statement, the Base Prospectus or the Prospectus Supplement shall be deemed to refer to and include the filing of any document under the Exchange Act after the date of this Agreement, or the issue date of the Base Prospectus or the Prospectus Supplement, as the case may be, deemed to be incorporated therein by reference. All references in this Agreement to financial statements and schedules and other information which is "contained," "included," "described," "set forth" or "stated" in the Registration Statement, the Base Prospectus or the Prospectus Supplement (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is or is deemed to be incorporated by reference in the Registration Statement, the Base Prospectus or the Prospectus Supplement, as the case may be. No stop order suspending the effectiveness of the Registration Statement or the use of the Base Prospectus or the Prospectus Supplement has been issued, and no proceeding for any such purpose is pending or has been initiated or, to the Company's knowledge, is threatened by the Commission. For purposes of this Agreement, "FREE WRITING PROSPECTUS" has the meaning set forth in Rule 405 under the Securities Act and the "TIME OF SALE PROSPECTUS" means the


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         preliminary prospectus, if any, together with the free writing prospectuses, if any, used in connection with the Offering, including any documents, incorporated by reference therein.

         (b) The Registration Statement (and any further documents to be filed with the Commission) contains all exhibits and schedules as required by the Securities Act. Each of the Registration Statement and any post-effective amendment thereto, at the time it became effective, complied in all material respects with the Securities Act and the Exchange Act and the applicable Rules and Regulations and did not and, as amended or supplemented, if applicable, will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Base Prospectus, the Time of Sale Prospectus, if any, and the Prospectus Supplement, each as of its respective date, comply in all material respects with the Securities Act and the Exchange Act and the applicable Rules and Regulations. Each of the Base Prospectus, the Time of Sale Prospectus, if any, and the Prospectus Supplement, as amended or supplemented, did not and will not contain as of the date thereof any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Incorporated Documents, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act and the applicable Rules and Regulations, and none of such documents, when they were filed with the Commission, contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Base Prospectus, the Time of Sale Prospectus, if any, or Prospectus Supplement, when such documents are filed with the Commission, will conform in all material respects to the requirements of the Exchange Act and the applicable Rules and Regulations, as applicable, and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading. Notwithstanding the foregoing, the Company makes no representations or warranties as to information, if any, contained in or omitted from the Time of Sale Prospectus, if any, or the Prospectus Supplement or any amendment thereof or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Placement Agent specifically for use in the Registration Statement, the Time of Sale Prospectus, if any, or the Prospectus Supplement, which information the parties hereto agree is limited to the Placement Agents' Information as defined in Section 16. No post-effective amendment to the Registration Statement reflecting any facts or events arising after the date thereof which represent, individually or in the aggregate, a fundamental change in the information set forth therein is required to be filed with the Commission. There are no documents required to be filed with the Commission in connection with the transaction contemplated hereby that
         (x) have not been filed as required pursuant to the Securities Act or
         (y) will not be filed within the requisite time period. There are no contracts or other documents required to be described in the Base Prospectus, the Time of Sale Prospectus, if any, or Prospectus Supplement, or to be filed as exhibits or


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

         schedules to the Registration Statement, which have not been described or filed as required.

         (c) The Company is eligible to use free writing prospectuses in connection with the Offering pursuant to Rules 164 and 433 under the Securities Act. Any free writing prospectus that the Company is required to file pursuant to Rule 433(d) under the Securities Act has been, or will be, filed with the Commission in accordance with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder. Each free writing prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act or that was prepared by or behalf of or used by the Company complies or will comply in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder. The Company will not, without the Representative's consent, prepare, use or refer to, any free writing prospectus.

         (d) The Company has delivered, or will as promptly as practicable deliver, to the Representative complete conformed copies of the Registration Statement and of each consent and certificate of experts filed as a part thereof, and conformed copies of the Registration Statement (without exhibits) and the Base Prospectus, the Time of Sale Prospectus, if any, and the Prospectus Supplement, as amended or supplemented, in such quantities and at such places as the Representative reasonably requests. Neither the Company nor any of its directors and officers has distributed and none of them will distribute, prior to the completion of the distribution of Stock, any offering material in connection with the offering and sale of the Stock other than the Base Prospectus, the Time of Sale Prospectus, if any, the Prospectus Supplement, the Registration Statement, copies of the documents incorporated by reference therein and any other materials permitted by the Securities Act.

         (e) Each of the Company and Halozyme, Inc., a wholly-owned subsidiary of the Company (the "SUBSIDIARY"), have been duly organized and are validly existing as corporations or other legal entities in good standing (or the equivalent thereof, if any) under the laws of their respective jurisdictions of incorporation, are duly qualified to do business and are in good standing (or the equivalent thereof, if any) as foreign corporations in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged, except where the failure to be so qualified and in good standing or have such power or authority would not have, singularly or in the aggregate, a material adverse effect on the condition (financial or otherwise), results of operations, business, properties or prospects of the Company and its Subsidiary taken as a whole (a "MATERIAL ADVERSE EFFECT").

         (f) The Stock to be issued and sold by the Company hereunder and under the Subscription Agreements has been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued, fully paid and nonassessable and free of any preemptive or


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         similar rights. The Stock conforms to the description thereof contained in the Base Prospectus, the Prospectus Supplement and the Time of Sale Prospectus, if any.

         (g) The Company has an authorized capitalization as set forth in the Base Prospectus, the Prospectus Supplement and the Time of Sale Prospectus, if any, all of the issued and outstanding shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable, have been issued in compliance with federal and state securities laws, and conform to the description thereof contained in the Base Prospectus, the Prospectus Supplement and the Time of Sale Prospectus, if any. None of the outstanding shares of Common Stock was issued in violation of any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of the Company. There are no authorized or outstanding options, warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible into or exchangeable or exercisable for, any capital stock of the Company that have been granted by the Company other than: (i) those accurately described in the Base Prospectus or ii) those issued pursuant to existing stock option plans. The description of the Company's stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted thereunder, as described in the Base Prospectus, completely, accurately and fairly present the information required to be shown with respect to such plans, arrangements, options and rights.

         (h) All the outstanding shares of capital stock of the Subsidiary have been duly authorized and validly issued, are fully paid and non-assessable and, except to the extent set forth in the Base Prospectus, are owned directly by the Company, free and clear of any claim, lien, encumbrance, security interest, defect or restriction upon voting or transfer or any other claim of any kind ("LIENS").

         (i) The Company has the full right, power and authority to enter into this Agreement and each of the Subscription Agreements and to perform and to discharge its obligations hereunder and thereunder; and each of this Agreement and each of the Subscription Agreements has been duly authorized, executed and delivered by the Company, and constitutes a valid and binding obligation of the Company enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as the indemnification agreements of the Company herein may be legally unenforceable.

         (j) The execution, delivery and performance of this Agreement and the Subscription Agreements by the Company and the consummation of the transactions contemplated hereby and thereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other


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         agreement or instrument to which the Company or its Subsidiary is a party or by which the Company or its Subsidiary is bound or to which any of the property or assets of the Company or its Subsidiary is subject, except any such conflicts, breaches or violations which would not reasonably be expected to have a Material Adverse Effect, nor will such actions result in any violation of the provisions of the charter or bylaws of the Company or its Subsidiary or any statute, law, rule or regulation or any judgment, order or decree of any court or governmental agency or body having jurisdiction over the Company or its Subsidiary or any of their properties or assets.

         (k) There is no franchise, contract, lease, instrument or other document of a character required by the Securities Act or the Rules and Regulations to be described in the Base Prospectus or the Prospectus Supplement, or to be filed as an exhibit to the Registration Statement, which is not described or filed as required; and all statements summarizing any such franchises, contracts, leases, instruments or other documents or legal matters contained in the Registration Statement are accurate and complete in all material respects, except as redacted pursuant to confidential treatment requests. Other than as described in the Base Prospectus, no such franchise, contract, lease, instrument or other document has been suspended or terminated for convenience or default by the Company or its Subsidiary or any of the other parties thereto, neither the Company or its Subsidiary has sent or received any communication regarding intent not to renew any such franchise, contract, lease, instrument or other document, and neither the Company nor its Subsidiary has received notice or any other knowledge of any such pending or threatened suspension, termination or non-renewal, except for such pending or threatened suspensions, terminations or non-renewals that would not reasonably be expected to, singularly or in the aggregate, have a Material Adverse Effect.

         (l) All existing minute books of the Company and its Subsidiary, including all existing records of all meetings and actions of the board of directors (including, Audit, Compensation, Nominating and Governance and other board committees) and stockholders of the Company through the date of the latest meeting and action (collectively, the "CORPORATE RECORDS") have been made available to the Placement Agents and counsel for the Placement Agents. All such Corporate Records are complete and accurately reflect, in all material respects, all transactions referred to in such Corporate Records. There are no material transactions, agreements or other actions of the Company or its Subsidiary that are not properly approved and/or recorded in the Corporate Records.

         (m) No consent, approval, authorization, filing with or order of or registration with, any court or governmental agency or body is required in connection with the transactions contemplated herein or in the Subscription Agreements, except such as have been obtained or made (or will be timely obtained or made) under the Securities Act or the Exchange Act and such as may be required under the securities, or blue sky, laws of any jurisdiction in connection with the offer and sale of the Stock by the Company in the manner contemplated herein and in the Base Prospectus and the Prospectus Supplement.


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         (n) Except as described in the Base Prospectus, (i) no person has the right, contractual or otherwise, to cause the Company to issue or sell to it any shares of Common Stock or shares of any other capital stock or other equity interests of the Company, (ii) no person has any preemptive rights, resale rights, rights of first refusal or other rights to purchase from the Company any shares of Common Stock or shares of any other capital stock or other securities of the Company, and (iii) except as provided herein, no person has the right to act as an underwriter, placement agent or financial advisor to the Company in connection with and as a result of the offer and sale of the Stock, in the case of each of the foregoing clauses (i), (ii) and (iii), whether as a result of the filing or effectiveness of the Registration Statement or the sale of the Stock as contemplated thereby or otherwise; no person has the right, contractual or otherwise, to cause the Company to register under the Securities Act any shares of Common Stock or shares of any other capital stock or other securities of the Company, or to include any such shares or interests in the Registration Statement or the offering contemplated thereby, whether as a result of the filing or effectiveness of the Registration Statement or the sale of the Stock as contemplated thereby or otherwise, except for persons and entities who have had their shares already registered under the Securities Act, who have expressly waived such right or who have been given timely and proper notice and have failed to exercise such right within the time or times required under the terms and conditions of such right, and the Company is not required to file any registration statement for the registration of any securities of any person or register any such securities pursuant to any other registration statement filed by the Company under the Securities Act for a period of at least 180 days after the date hereof.

         (o) The financial statements, together with the related notes and schedules, of the Company included in the Base Prospectus, the Prospectus Supplement or the Registration Statement, the Time of Sale Prospectus, if any, or incorporated by reference therein, as the case may be, present fairly the financial condition, results of operations and cash flows of the Company and its consolidated subsidiary as of the dates and for the periods indicated, comply in all material respects with the Securities Act and the Rules and Regulations thereunder, and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved; provided, however, that statements that are unaudited are subject to year-end adjustments and do not contain notes required under generally accepted accounting principles. No other financial statements or supporting schedules or exhibits are required by the Securities Act or the Rules and Regulations thereunder to be included in the Base Prospectus, the Prospectus Supplement or the Registration Statement, the Time of Sale Prospectus, if any, or incorporated by reference therein, as the case may be.

         (p) Except as set forth in the Base Prospectus, there is no legal or governmental proceeding pending to which the Company or its Subsidiary is a party or of which any property or assets of the Company or its Subsidiary is the subject which is required to be described in the Base Prospectus, and is not described therein, or which, singularly or in the aggregate, if determined adversely to the Company or its Subsidiary, might have a Material Adverse


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         Effect or would prevent or adversely affect the ability of the Company or its Subsidiary to perform its obligations under this Agreement; and to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

         (q) The Company and its Subsidiary have good and marketable title to all property (real and personal) described in the Registration Statement, the Base Prospectus and the Prospectus Supplement and the Time of Sale Prospectus, if any as being owned by the Company or its Subsidiary, free and clear of any Liens, except for those Liens that do not materially interfere with the use made or proposed to be made of such property by the Company or its Subsidiary or that would not have a Material Adverse Effect; all the property described in the Registration Statement, the Base Prospectus the Time of Sale Prospectus, if any, and the Prospectus Supplement as being held under lease by the Company or its Subsidiary is held thereby under valid, subsisting and enforceable leases except where the failure to be valid, subsisting or enforceable would not have a Material Adverse Effect.

         (r) Neither the Company nor its Subsidiary is (i) in violation of any provision of its charter or bylaws, (ii) in default in any respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant, or condition of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject, or (iii) in violation in any respect of any statute, law, rule, regulation, ordinance, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or its Subsidiary, or any of their properties, as applicable (including, without limitation, those administered by the Food and Drug Administration of the U.S. Department of Health and Human Services (the "FDA") or by any foreign, federal, state or local governmental or regulatory authority performing functions similar to those performed by the FDA), except, with respect to clauses (ii) and (iii), any violations or defaults which, singularly or in the aggregate, would not have a Material Adverse Effect.

         (s) The contracts described in the Company's regular reports on Forms 10-Q, 10-K, and 8-K as filed by the Company with the Commission or incorporated by reference therein that are material to the Company are in full force and effect on the date hereof, and neither the Company nor, to the Company's knowledge, any other party to such contracts is in breach of or default under any of such contracts which would have a Material Adverse Effect.

         (t) No labor problem or dispute with the employees of the Company or its Subsidiary exists or, to the Company's knowledge, is threatened or imminent, which might be expected to have a Material Adverse Effect. Neither the Company nor its Subsidiary is aware that any key employee of the Company or its Subsidiary or significant group of employees of the Company or its

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         Subsidiary plans to terminate employment with the Company or its
         Subsidiary.

         (u) Each of the Company and its Subsidiary has fulfilled its obligations, if any, under the minimum funding standards of Section 302 of the United States Employee Retirement Income Security Act of 1974 ("ERISA") and the regulations and published interpretations thereunder with respect to each "PLAN" (as defined in Section 3(3) of ERISA and such regulations and published interpretations) in which employees of the Company and its Subsidiary are eligible to participate and each such plan is in compliance in all material respects with the presently applicable provisions of ERISA and such regulations and published interpretations. No "PROHIBITED TRANSACTION" (as defined in Section 406 of ERISA, or Section 4975 of the Internal Revenue Code of 1986, as amended from time to time (the "CODE")) has occurred with respect to any employee benefit plan which could have a Material Adverse Effect. Each of the Company and its Subsidiary has not incurred any unpaid liability to the Pension Benefit Guaranty Corporation (other than for the payment of premiums in the ordinary course) or to any such plan under Title IV of ERISA. Each "PENSION PLAN" (as defined in ERISA) for which the Company or its Subsidiary would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which could cause the loss of such qualification.

         (v) The Company and its Subsidiary maintain insurance in such amounts and covering such risks as is adequate for the conduct of its business and the value of its properties and as is customary for companies engaged in similar businesses in similar industries; all such insurance is fully in force on the date hereof and will be fully in force on the Closing Date.

         (w) Each of the Company and its Subsidiary has made all filings, applications and submissions required by, and possesses all approvals, licenses, certificates, certifications, clearances, consents, exemptions, marks, notifications, orders, permits and other authorizations issued by, the appropriate federal, state or foreign regulatory authorities (including, without limitation, the FDA, and any other foreign, federal, state or local government or regulatory authorities performing functions similar to those performed by the FDA) necessary to conduct its business as presently conducted (collectively, "PERMITS"), except for such Permits which the failure to obtain would not have a Material Adverse Effect, and is in compliance with the terms and conditions of all such Permits; all of such Permits held by each of the Company and its Subsidiary are valid and in full force and effect; there is no pending or threatened action, suit, claim or proceeding which may cause any such Permit to be limited, revoked, cancelled, suspended, modified or not renewed and each of the Company and its Subsidiary has not received any notice of proceedings relating to the limitation, revocation, cancellation, suspension, modification or non-renewal of any such Permit which, singularly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated by the Base Prospectus.

         (x) Cacciamatta Accountancy Corp., who have certified certain financial statements of the Company and delivered their report with respect to the audited consolidated financial statements and schedules included in the Base Prospectus, the Prospectus Supplement or the Registration Statement, or incorporated by reference therein, as the case may be, are independent registered public accountants with respect to the Company within the meaning of the Securities Act and the Rules and Regulations.

         (y) Each of the Company and its Subsidiary has filed all foreign, federal, state and local tax returns that are required to be filed or has requested extensions thereof (except in any case in which the failure so to file would not have a Material Adverse Effect, except as set forth in the Base Prospectus) and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith or as would not have a Material Adverse Effect, except as set forth in the Base Prospectus.

         (z) The principal executive officer and principal financial officer of the Company have made all certifications required by the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the "SARBANES-OXLEY ACT"), and the statements contained in any such certification are complete and correct. The Company maintains "disclosure controls and procedures" (as defined in Rule 13a-14(c) under the Exchange Act), and such controls and procedures are designed
         (i) to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission's rules and forms and (ii) to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is accumulated and communicated to the Company's management, including its principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure. The Company does not have any material weaknesses in internal controls, and to the Company's knowledge there has been no fraud, whether or not material, that involves management or other employees of the Company or its Subsidiary who have a significant role in the Company's internal controls. The Company is otherwise in compliance in all respects with all applicable effective provisions of the Sarbanes-Oxley Act and the rules and regulations promulgated by the Commission (and intends to comply with all applicable provisions that are not yet effective upon effectiveness).

         (aa) Each of the Company and its Subsidiary maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability of assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as described in the Base Prospectus, since the end of the Company's most recent fiscal year, there has been no change in the Company's or its Subsidiary's internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company's internal control over financial reporting.

         (bb) Each of the Company and its Subsidiary (i) is in compliance in all material respects with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("ENVIRONMENTAL LAWS"), (ii) has received and is in compliance with all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business and (iii) has not received notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except where such non-compliance with Environmental Laws, failure to receive required permits, licenses or other approvals, or liability would not, individually or in the aggregate, have a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated by the Base Prospectus (exclusive of any supplement thereto). Neither the Company nor its Subsidiary has been named as a "POTENTIALLY RESPONSIBLE PARTY" under the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended.

         (cc) There has been no storage, disposal, generation, manufacture, refinement, transportation, handling or treatment of medical wastes, toxic wastes, hazardous wastes or hazardous substances by the Company or its Subsidiary (or, to the Company's knowledge, any of the Company's or its Subsidiary's predecessors in interest) at, upon or from any of the property now or previously owned or leased by the Company or its Subsidiary in violation of any applicable Environmental Law which would require remedial action under any applicable Environmental Law, except for any violation or remedial action which would not cause, singularly or in the aggregate with all such violations and remedial actions, a Material Adverse Effect; there has been no material spill, discharge, leak, emission, injection, escape, dumping or release of any kind onto such property or of any medical wastes, toxic wastes, hazardous wastes or hazardous substances due to or caused by the Company or its Subsidiary or with respect to which the Company or its Subsidiary had knowledge, except for any such spill, discharge, leak, emission, injection, escapes, dumpings or releases which would not cause or would not be reasonably likely to cause, singularly or in the aggregate with all such spills, discharges, leaks, emissions, injections, escapes, dumpings or releases, a Material Adverse Effect; and the terms "hazardous substances," "toxic wastes," "hazardous wastes" and "medical wastes" shall have the meanings specified in any applicable Environmental Laws.

         (dd) In the ordinary course of its business, the Company and its Subsidiary periodically reviews the effect of Environmental Laws on the business, operations and properties of each of the Company and its Subsidiary in the course of which it identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws, or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such review, the Company and its Subsidiary has reasonably concluded that such associated costs and liabilities would not, singularly or in the aggregate, have a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated by the Base Prospectus.

         (ee) Each of the Company and its Subsidiary owns, possesses, licenses or has other rights to use all foreign and domestic patents, patent applications, trade and service marks, trade and service mark registrations, trade names, copyrights, licenses, inventions, trade secrets, technology, Internet domain names, know-how and other intellectual property (collectively, the "INTELLECTUAL PROPERTY") necessary for the conduct of the Company's business as now conducted or as proposed in the Base Prospectus, the Prospectus Supplement and the Time of Sale Prospectus, if any, to be conducted. Except as set forth in the Base Prospectus, (a) there are no rights of third parties to any such Intellectual Property; (b) to the best of the Company's knowledge, there is no infringement by third parties of any such Intellectual Property; (c) there is no pending or, to the best of the Company's knowledge, threatened action, suit, proceeding or claim by others challenging each of the Company's and the Subsidiary's rights in or to any such Intellectual Property, and neither the Company nor its Subsidiary is unaware of any facts which would form a reasonable basis for any such claim; (d) there is no pending or, to the best of the Company's knowledge, threatened action, suit, proceeding or claim by others challenging the validity or scope of any such Intellectual Property; (e) there is no pending or, to the best of the Company's knowledge, threatened action, suit, proceeding or claim by others that the Company or its Subsidiary infringe or otherwise violate any patent, trademark, copyright, trade secret or other proprietary rights of others, and neither the Company nor its Subsidiary is unaware of any other fact which would form a reasonable basis for any such claim; (f) to the Company's knowledge, there is no third-party U.S. patent or published U.S. patent application which contains claims for which an Interference Proceeding could be commenced against any patent or patent application that is part of the Intellectual Property; (g) there is no pending or, to the best of the Company's knowledge, threatened action, suit, proceeding or claim by others claiming the ownership of and interest in the Intellectual Property; and (h) to the best of the Company's knowledge, the Company and its Subsidiary have taken all steps necessary to perfect its ownership of and interest in the Intellectual Property.

         (ff) The clinical, pre-clinical and other studies and tests conducted by or on behalf of or sponsored by the Company or its Subsidiary that are described or referred to in the Base Prospectus or Prospectus Supplement were and, if still pending, are being conducted in accordance with all statutes, laws, rules and regulations, as applicable (including, without limitation, those administered by the FDA or by any foreign, federal, state or local governmental or regulatory authority performing functions similar to those performed by the FDA). The descriptions of the results of such studies and tests that are described or referred to in the Base Prospectus or Prospectus Supplement are accurate and complete in all material respects and fairly present the published data derived from such studies and tests, and each of the Company and its Subsidiary has no knowledge of other studies or tests the results of which are materially inconsistent with or otherwise call into question the results described or referred to in the Base Prospectus, the Time of Sale Prospectus, if any, or the Prospectus Supplement. Neither the Company nor its Subsidiary has received any notices or other correspondence from the FDA or any other foreign, federal, state or local governmental or regulatory authority performing functions similar to those performed by the FDA with respect to any ongoing clinical or pre-clinical studies or tests requiring the termination, suspension or modification of such studies or tests. For the avoidance of doubt, the Company makes no representation or warranty that the results of any studies, tests or preclinical or clinical trials conducted by or on behalf of the Company will be sufficient to obtain governmental approval from the FDA or any foreign, state or local governmental body exercising comparable authority.

         (gg) Each of the Company and its Subsidiary has established and administers a compliance program (including a written compliance policy) applicable to the Company and its Subsidiary, to assist the Company, its Subsidiary and their directors, officers and employees of the Company and its Subsidiary in complying with applicable regulatory guidelines (including, without limitation, those administered by the FDA and any other foreign, federal, state or local governmental or regulatory authority performing functions similar to those performed by the FDA).

         (hh) Neither the Company nor its Subsidiary has failed to file with the applicable regulatory authorities (including, without limitation, the FDA or any foreign, federal, state or local governmental or regulatory authority performing functions similar to those performed by the FDA) any filing, declaration, listing, registration, report or submission; all such filings, declarations, listings, registrations, reports or submissions were in compliance with applicable laws when filed and no deficiencies have been asserted by any applicable regulatory authority (including, without limitation, the FDA or any foreign, federal, state or local governmental or regulatory authority performing functions similar to those performed by the FDA) with respect to any such filings, declarations, listings, registrations, reports or submissions.

         (ii) No relationship, direct or indirect, exists between or among the Company or its Subsidiary on the one hand and the directors, officers, stockholders, customers or suppliers of the Company or its Subsidiary on the other hand which is required to be described in the Base Prospectus or the Prospectus Supplement, and which is not so described.

         (jj) To the Company's knowledge, neither the Company nor any other person associated with or acting on behalf of the Company including, without limitation, any director, officer, agent or employee of the Company or its Subsidiary, has, directly or indirectly, while acting on behalf of the Company or its Subsidiary (i) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses, or received or retained any funds, relating to political activity; (ii) made any unlawful payment from corporate funds to, or received or retained any unlawful funds from, foreign or domestic government officials or employees or to or from foreign or domestic political parties or campaigns; (iii) violated any provision of the Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any other unlawful payment or received or retained any other unlawful funds.

         (kk) Neither the Company nor its Subsidiary is and, after giving effect to the offering and sale of the Stock and the application of the proceeds thereof as described in the Base Prospectus and the Prospectus Supplement, will become an "INVESTMENT COMPANY" as defined in the Investment Company Act of 1940, as amended.

         (ll) No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in the Base Prospectus, the Prospectus Supplement and the Time of Sale Prospectus, if any, has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

         (mm) Other than as contemplated by this Agreement, neither the Company nor its Subsidiary is a party to any contract, agreement or understanding with any person that would give rise to a valid claim against the Company or its Subsidiary or the Placement Agents for a brokerage commission, finder's fee or like payment in connection with the offering and sale of the Stock.

         (nn) Neither the Company nor its Subsidiary has sustained, since the date of the latest audited financial statements included in the Base Prospectus or the Registration Statement, or incorporated by reference therein, as the case may be, any material loss or interference with its business from fire, explosion, flood, terrorist act or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth in or contemplated by the Base Prospectus.

         (oo) Except as set forth in or as otherwise contemplated by the Registration Statement or, the Base Prospectus, subsequent to the respective dates as of which information is given in the Registration Statement or, the Base Prospectus, there has not been (i) any material adverse change, or any development that would reasonably be expected to result in a material adverse change, in the business, properties, management, financial condition or results of operations of the Company taken as a whole, (ii) any transaction which is material to the Company taken as a whole, (iii) any obligation, direct or contingent (including any off-balance sheet obligations), incurred by the Company outside the ordinary course of business, which is material to the Company taken as a whole, (iv) any change in the capital stock (other than the issuance of shares of Common Stock upon exercise of stock options and warrants disclosed as outstanding in the Registration Statement and the Base Prospectus, if any, and the grant of options under existing stock option plans described in the Registration Statement and the Base Prospectus) or outstanding indebtedness of the Company or (v) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company.

         (pp) Any statistical and market-related data included in the Registration Statement, the Base Prospectus, the Prospectus Supplement or the Time of Sale Prospectus, if any, are based on or derived from sources that the Company believes to be reliable and accurate, and the Company has obtained the written consent to the use of such data from such sources to the extent required.

         (qq) The Stock is registered under the Exchange Act and is duly listed and admitted and authorized for trading, subject to official notice of issuance, on the American Stock Exchange ("AMEX") and the Company has taken no action designed to terminate, or likely to have the effect of terminating the registration of the Common Stock under the Exchange Act or delisting or suspending from trading the Common Stock from AMEX, nor has the Company received any information suggesting that the Commission or the National Association of Securities Dealers, Inc. ("NASD") is contemplating terminating or suspending such registration or listing.

         (rr) Neither the Company, its Subsidiary nor, to the Company's knowledge, any of the Company's or its Subsidiary's officers, directors or affiliates has taken or will take, directly or indirectly, any action designed or intended to stabilize or manipulate the price of any security of the Company, or which caused or resulted in, or which might in the future reasonably be expected to cause or result in, stabilization or manipulation of the price of any security of the Company.

         (ss) Neither the Company, its Subsidiary, nor any of the Company's or its Subsidiary's officers, directors or affiliates has offered, or caused any Placement Agent to offer, Stock to any person with the intent to influence unlawfully (i) a customer or supplier of the Company to alter the customer's or supplier's level or type of business with the Company or (ii) a trade journalist or publication to write or publish favorable information about the Company or any of their respective products or services.

         (tt) There are no affiliations with the NASD among the Company's officers, directors or, to the best of the knowledge of the Company, any five percent or greater stockholder of the Company, except as set forth in the Base Prospectus or otherwise disclosed in writing to the Placement Agents.

         (uu) The Company has provided the Placement Agents true, correct, and complete copies of all documentation pertaining to any extension of credit in the form of a personal loan made, directly or indirectly, by the Company to any director or executive officer of the Company, or to any family member or affiliate of any director or executive officer of the Company that is currently outstanding; and since December 31, 2003, the Company has not, directly or indirectly: (i) extended credit, arranged to extend credit, or renewed any extension of credit, in the form of a personal loan, to or for any director or executive officer of the Company, or to or for any family member or affiliate of any director or executive officer of the Company; or (ii) made any material modification, including any renewal thereof, to any term of any personal loan to any director or executive officer of the Company, or any family member or affiliate of any director or executive officer, which loan was outstanding on December 31, 2003, except as disclosed in the Base Prospectus or the Registration Statement.

         (vv) The Company has taken all necessary actions to ensure that, upon and at all times after the AMEX shall have approved the Stock for inclusion, it will be in compliance with all applicable corporate governance requirements set forth in the AMEX Rules that are then in effect and is actively taking steps to ensure that it will be in compliance with other applicable corporate governance requirements set forth in the AMEX Rules not currently in effect upon and all times after the effectiveness of such requirements.

         (ww) No approval of the stockholders of the Company under the rules and regulations of any trading market, and no approval of the stockholders of the Company thereunder is required for the Company to issue and deliver to the Purchasers the Stock.

         Any certificate signed by any officer of the Company and delivered to the Placement Agents or counsel for the Placement Agents in connection with the offering of the Stock shall be deemed a representation and warranty by the Company, as to the matters covered thereby, to the Placement Agents and the Purchasers.

3. THE CLOSING. The time and date of closing and delivery of the documents required to be delivered to the Placement Agents pursuant to Section 6 hereof shall be at 10:00 A.M., local time, on December 16, 2005 (the "CLOSING DATE") at the office of DLA Piper Rudnick Gray Cary LLP located at 4365 Executive Drive, Suite 1100, San Diego, CA 92101.

4. Further Agreements of the Company. The Company agrees with the Placement Agents and the Purchasers:

         (a) (i) to make no further amendment or supplement prior to the Closing Date to the Registration Statement or any amendment or supplement to the Prospectus Supplement, without the prior written consent of the Representative, which consent shall not be unreasonably withheld; (ii) for so long as the delivery of a prospectus is required in connection with the offering or sale of the Stock, to advise the Representative promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus Supplement or any amended Prospectus Supplement has been filed and to furnish the Representative with copies thereof; (iii) to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission and AMEX pursuant to Section 13(a), 15 or 15(d) of the Exchange Act subsequent to the date of the Prospectus Supplement and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Stock; (iv) to advise the Representative, promptly after it receives notices thereof, (x) of any request by the Commission to amend the Registration Statement or to amend or supplement the Prospectus Supplement or for additional information and
         (y) of the issuance by the Commission, of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or any order directed at any Incorporated Document or any amendment or supplement thereto or any order preventing or suspending the use of the Base Prospectus or the Prospectus Supplement or any amendment or supplement thereto, of the suspension of the qualification of the Stock for offering or sale in any jurisdiction, of the institution or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus Supplement or for additional information; and, (v) in the event of the issuance of any stop order or of any order preventing or suspending the use of the Base Prospectus or Prospectus Supplement or suspending any such qualification, promptly to use its reasonable best efforts to obtain the withdrawal of such order.

         (b) To comply with the Securities Act and the Exchange Act, and the Rules and Regulations thereunder, so as to permit the completion of the distribution of the Stock as contemplated in this Agreement and the Prospectus Supplement. If during the period in which a prospectus is required by law to be delivered by a Placement Agents or a dealer in connection with the distribution of Stock contemplated by the Prospectus Supplement, any event shall occur as a result of which, in the judgment of the Company or in the reasonable opinion of the Placement Agents or counsel for the Placement Agents, it becomes necessary to amend or supplement the Prospectus Supplement in order to make the statements therein, in the light of the circumstances existing at the time the Prospectus Supplement is delivered to a purchaser, not misleading, or, if it is necessary at any time to amend or supplement the Prospectus Supplement to comply with any law, the Company promptly will prepare and file with the Commission, and furnish at its own expense to the Representative and to dealers, an appropriate amendment to the Registration Statement or supplement to the Prospectus Supplement so that the Prospectus Supplement as so amended or supplemented will not, in the light of the circumstances when it is so delivered, be misleading, or so that the Prospectus Supplement will comply with such law. Before amending the Registration Statement or supplementing the Base Prospectus in connection with the Offering, the Company will furnish the Representative with a copy of such proposed amendment or supplement and will not file such amendment or supplement to which the Representative reasonably and timely objects.

         (c) To furnish promptly to the Representative and to counsel for the Representative a copy of the Registration Statement as originally filed with the Commission, and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith.

         (d) To deliver promptly to the Representative such number of the following documents as the Representative shall reasonably request: (i) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case excluding exhibits), (ii) the Base Prospectus, (iii) the Prospectus Supplement (not later than 10:00

         A.M., New York time, on the Business Day following the execution and delivery of this Agreement) and any amendment or supplement thereto (not later than 10:00 A.M., New York City time, on the Business Day following the date of such amendment or supplement); (iv) the Time of Sale Prospectus, if any, and (v) any document incorporated by reference in the Base Prospectus, the Time of Sale Prospectus, if any, or the Prospectus Supplement. The Company will pay the expenses of printing or other production of all documents relating to the Offering.

         (e) To make generally available to its stockholders and the Representative as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Securities Act), an earnings statement of the Company (which need not be audited) complying with
         Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Company, Rule 158).

         (f) To promptly take from time to time such actions as the Representative may reasonably request to qualify the Stock for offering and sale under the securities, or blue sky, laws of such jurisdictions (including without limitation any post-filing requirements) as the Representative may designate and to continue such qualifications in effect for so long as required for the distribution of the Stock, and the Company will pay the fee of the NASD in connection with its review of the Offering, if applicable. The Company shall not be obligated to qualify as a foreign corporation in any jurisdiction in which it is not so qualified or to file a general consent to service of process in any jurisdiction.

         (g) Not to directly or indirectly offer, sell, assign, transfer, pledge, contract to sell, or otherwise dispose of any shares of Common Stock or securities convertible into or exercisable or exchangeable for Common Stock for a period of 90 days from the date of the Prospectus Supplement without the prior written consent of the Representative, other than the Company's sale of the Stock and shares or options to purchase shares pursuant to currently existing stock plans, currently outstanding options, warrants or rights. The Company will cause each of its executive officers and directors to furnish to the Placement Agents, prior to the Closing Date, a letter, substantially in the form of Exhibit B attached hereto, pursuant to which each such person shall agree not to directly or indirectly offer, sell, assign, transfer, pledge, contract to sell, or otherwise dispose of any shares of Common Stock or securities convertible into or exercisable or exchangeable for Common Stock for a period of 90 days from the date of the Prospectus Supplement, without the prior written consent of the Representative. If
         (i) the Company issues an earnings release or material news or a material event relating to the Company occurs during the last 17 days of the lock-up period, or (ii) prior to the expiration of the lock-up period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the lock-up period, the restrictions imposed by this Section 4(g) shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event.

         (h) Prior to the Closing Date, to furnish to the Placement Agents, as soon as they have been prepared, copies of any unaudited interim consolidated financial statements of the Company for any periods subsequent to the periods covered by the financial statements appearing or incorporated by reference in the Base Prospectus, the Prospectus Supplement, the Time of Sale Prospectus, if any, or the Registration Statement.

         (i) Prior to the Closing Date, not to issue any press release or other communication directly or indirectly or hold any press conference with respect to the Company, its condition, financial or otherwise, or earnings, business affairs or business prospects (except for routine oral marketing communications in the ordinary course of business and consistent with the past practices of the Company and of which the Representative is notified), without the prior written consent of the Representative, unless in the judgment of the Company and its counsel, and after notification to the Representative, such press release or communication is required by law. In such event, the Company shall consult with the Representative as to the contents of such press release.

         (j) To apply the net proceeds from the sale of the Stock as set forth in the Prospectus Supplement under the heading "USE OF PROCEEDS."

         (k) To comply in all material respects with all applicable securities and other applicable laws, rules and regulations, including, without limitation, the Sarbanes-Oxley Act, and use its best efforts to cause the Company's directors and officers, in their capacities as such, to comply with such laws, rules and regulations, including, without limitation, the provisions of the Sarbanes-Oxley Act.

         (l) To engage and maintain, at its expense, a registrar and transfer agent for the Stock.

         (m) To not take any action prior to the Closing Date which would require the Prospectus Supplement to be amended or supplemented pursuant to Section 4(b).

         (n) To supply the Representative with copies of all correspondence to and from, and all documents issued to and by, the Commission in connection with the registration of the Stock under the Securities Act.

         (o) The Company will use its best efforts to ensure that the Stock is quoted on the AMEX at the Closing Date.

         (p) To furnish to the Placement Agents a copy of each proposed free writing prospectus to be prepared by or on behalf of, used by, or referred to by the Company and not use or refer to any free writing prospectus to which the Representative reasonably objects.

         (q) Not to take any action that would result in any Placement Agent or the Company being required to file with the Commission pursuant to Rule 433(d) under the Securities Act a free writing prospectus prepared by or on behalf of any Placement Agent that such Placement Agent otherwise would not have been required to file thereunder.

         (r) If the Time of Sale Prospectus, if any, is being used and any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Time of Sale Prospectus in writing in order to make the statements therein, not misleading, or if, in the opinion of counsel to the Placement Agents, it is necessary to amend or supplement the Time of Sale Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Placement Agents upon request, either amendments or supplements to the Time of Sale Prospectus so that the statements in the Time of Sale Prospectus as so amended or supplemented will not, in light of the circumstances when the Time of Sale Prospectus is delivered to a prospective purchaser, be misleading or so that the Time of Sale Prospectus, as amended or supplemented, will comply with law.

5. PAYMENT OF EXPENSES. The Company agrees with the Placement Agents to pay (a) the costs incident to the authorization, issuance, sale, preparation and delivery of the Stock to the Purchasers and any taxes payable in that connection; (b) the costs incident to the Registration of the Stock under the Securities Act; (c) the costs incident to the preparation, printing and distribution of the Registration Statement, Base Prospectus and Prospectus Supplement and any amendments and exhibits thereto or any document incorporated by reference therein, and the costs of printing, reproducing and distributing, this Agreement by mail, telex or other means of communication; (d) the fees and expenses (including related fees and expenses of counsel for the Placement Agents) incurred in connection with filings, if any, made with the NASD, if applicable not to exceed $10,000; (e) any applicable listing or other similar fees; (f) the fees and expenses of qualifying the Stock under the securities laws of the several jurisdictions as provided in Section 4(f) and of preparing, printing and distributing Blue Sky Memoranda (including related fees and expenses of counsel to the Placement Agents); (g) all fees and expenses of the registrar and transfer agent of the Stock; (h) fifty percent (50%) of the fees and expenses of the Placement Agents' legal counsel; and (i) all other costs and expenses incident to the performance of the obligations of the Company under this Agreement (including, without limitation, the fees and expenses of the Company's counsel and the Company's independent accountants and the travel and other expenses incurred by Company personnel in connection with any "roadshow" including, without limitation, any expenses advanced by the Placement Agents on the Company's behalf (which will be promptly reimbursed)).

6. CONDITIONS TO THE OBLIGATIONS OF THE PLACEMENT AGENTS AND THE PURCHASERS, AND THE SALE OF THE STOCK. The respective obligations of each Placement Agent and the Purchasers, and the closing of the sale of the Stock hereunder are subject to the accuracy, when made and on the Closing Date, of the representations and warranties on the part of the Company and its Subsidiary contained herein, to the accuracy of the statements of the Company and its Subsidiary made in any certificates pursuant to the provisions hereof, to the performance by the Company and of its Subsidiary of their obligations hereunder, and to each of the following additional terms and conditions:

         (a) No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been initiated or threatened by the Commission, and any request for additional information on the part of the Commission (to be included in the Registration Statement, the Base Prospectus, the Time of Sale Prospectus, if any, or the Prospectus Supplement or otherwise) shall have been complied with to the reasonable satisfaction of the Representative. Any filings required to be made by the Company in accordance with Section 4(a) shall have been timely filed with the Commission.

         (b) None of the Placement Agents shall have discovered and disclosed to the Company on or prior to the Closing Date that the Registration Statement, the Base Prospectus, the Time of Sale Prospectus, if any, or the Prospectus Supplement or any amendment or supplement thereto contains an untrue statement of a fact which, in the opinion of counsel for the Placement Agents, is material or omits to state any fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

         (c) All corporate proceedings and other legal matters incident to the authorization, form, execution, delivery and validity of each of this Agreement, the Stock, the Registration Statement, the Base Prospectus, the Time of Sale Prospectus, if any, and the Prospectus Supplement and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Placement Agents, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

         (d) The Placement Agents shall have received from each of (i) DLA Piper Rudnick Gray Cary US LLP, corporate counsel for the Company (ii) Hale Lane Peek Dennison and Howard, special counsel for the Company (iii) DLA Piper Rudnick Gray Cary US LLP, intellectual property counsel for the Company, such counsel's written opinion, addressed to the Placement Agents and the Purchasers and dated as of the Closing Date, in form and substance reasonably satisfactory to the Placement Agents as set forth in Exhibits C-1, C-2 and C-3 attached hereto, respectively.

                  DLA Piper Rudnick Gray Cary US LLP shall also have furnished to the Placement Agents a written statement, addressed to the Placement Agents and the Purchasers and dated the Closing Date, in form and substance satisfactory to the Representative, to the effect that (x) such counsel has acted as counsel to the Company in connection with the preparation of the Registration Statement, (y) based on such counsel's examination of the Registration Statement and such counsel's investigations made in connection with the preparation of the Registration Statement and conferences with certain officers and employees of and with auditors for and counsel to the Company, such counsel has no reason to believe that (I) the Registration Statement, as of its effective date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Base Prospectus, the Time of Sale Prospectus, if any, or the Prospectus Supplement contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading or (II) any document incorporated by reference in the Base Prospectus, the Time of Sale Prospectus, if any, or the Prospectus Supplement or any further amendment or supplement to any such incorporated document made by the Company prior to the Closing Date, when they became effective or were filed with the Commission, as the case may be, contained, in the case of a registration statement which became effective under the Securities Act, any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, or, in the case of other documents which were filed under the Exchange Act with the Commission, any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; it being understood that such counsel need express no opinion as to the financial statements or other financial data contained in the Registration Statement, the Base Prospectus, the Time of Sale Prospectus, if any, or the Prospectus Supplement.

         (e) The Placement Agents shall have received from Brown Raysman Millstein Felder & Steiner LLP, such opinion or opinions, dated the Closing Date and addressed to the Placement Agents, with respect to the issuance and sale of the Stock, the Registration Statement, the Base Prospectus, the Time of Sale Prospectus, if any, the Prospectus Supplement (together with any supplement thereto) and other related matters as the Representative may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

         (f) The Company shall have furnished to the Placement Agents and the Purchasers a certificate, dated as of the Closing Date, executed by its Chief Executive Officer and its Chief Financial Officer on behalf of the Company stating that (i) such officers have carefully examined the Registration Statement, the Base Prospectus, the Time of Sale Prospectus, if any, and the Prospectus Supplement and, in their opinion, the Registration Statement (including the Base Prospectus) as of its effective date, the Time of Sale Prospectus, if any, as of each such effective date and the Prospectus Supplement, as of each such effective date, did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) since the effective date of the Registration Statement no event has occurred which should have been set forth in a supplement or amendment to the Registration Statement, the Base Prospectus, the Time of Sale Prospectus, if any, or the Prospectus Supplement and that is not already included in such document by reason of materials incorporated by reference therein, (iii) to the best of their knowledge after reasonable investigation, as of the Closing Date, the representations and warranties of the Company and its Subsidiary in this

         Agreement are true and correct and the Company and its Subsidiary have complied with all agreements and covenants contained in this Agreement and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date, (iv) subsequent to the date of the most recent financial statements included or incorporated by reference in the Base Prospectus, there has been no change in the financial position or results of operation of the Company and its Subsidiary that could have a Material Adverse Effect, or any material change, or any material development including a prospective change, in or affecting the condition (financial or otherwise), results of operations, business or prospects of the Company taken as a whole, except as set forth in, or contemplated by, the Base Prospectus, and
         (v) the Registration Statement became effective on June 17, 2005, and to their knowledge, as of the Closing Date (I) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been commenced or are pending before or are contemplated by the Commission and (II) no action has been taken by any governmental agency, body or official, and no injunction, restraining order or order of any nature by any federal or state court has been issued, which would prevent the issuance of the Stock.

         (g) At the Execution Time, the Placement Agents shall have received from Cacciamatta Accountancy Corp. a letter, addressed to the Placement Agents and dated such date, in form and substance satisfactory to the Placement Agents (i) confirming that they are independent registered public accountants with respect to the Company within the meaning of the Securities Act and the Rules and Regulations and (ii) stating the conclusions and findings of such firm with respect to the financial statements and certain financial information contained or incorporated by reference in the Base Prospectus, the Time of Sale Prospectus, if any, and the Prospectus Supplement.

         (h) On the Closing Date, the Placement Agents shall have received a letter (the "BRING-DOWN LETTER") from Cacciamatta Accountancy Corp. addressed to the Placement Agents and dated the Closing Date confirming, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Base Prospectus, the Time of Sale Prospectus, if any, and the Prospectus Supplement as of a date not more than three Business Days prior to the date of the bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by its letter delivered to the Placement Agents concurrently with the execution of this Agreement pursuant to Section 6(g).

         (i) (i) Neither the Company nor its Subsidiary shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Base Prospectus or the Prospectus Supplement any loss or interference with its business from fire, explosion, flood, terrorist act or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth in or contemplated by the Base Prospectus, and (ii) except for the exercise of stock options in the ordinary course of the Company's business, since such date there shall not have been any change in the capital stock or long-term debt of the Company or its Subsidiary or any change, or any development involving a prospective change, in or affecting the business, general affairs, management, financial position, stockholders' equity, results of operations or prospects of the Company or its Subsidiary, otherwise than as set forth in or contemplated by the Base Prospectus, the effect of which, in any such case described in clause (i) or (ii), is, in the judgment of the Representative, so material and adverse as to make it impracticable or inadvisable to proceed with the sale or delivery of the Stock on the terms and in the manner contemplated by the Base Prospectus, the Time of Sale Prospectus, if any, and the Prospectus Supplement.

         (j) The Stock is registered under the Exchange Act and, as of the Closing Date, the Stock shall be listed and admitted and authorized for trading on the AMEX and satisfactory evidence of such actions shall have been provided to the Representative. The Company shall have taken no action designed to, or likely to have the effect of terminating the registration of the Stock under the Exchange Act or delisting or suspending from trading the Stock from AMEX, nor has the Company received any information suggesting that the Commission or the AMEX is contemplating terminating such registration or listing.

         (k) At the Execution Time, the Company shall have furnished to the Representative a letter substantially in the form of Exhibit B hereto from each executive officer and director of the Company.

         (l) Subsequent to the execution and delivery of this Agreement, there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange, the Nasdaq National Market or the American Stock Exchange or in the over-the-counter market, or trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or minimum or maximum prices or maximum ranges for prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by Federal or state authorities or a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States, (iii) the United States shall have become engaged in hostilities, or the subject of an act of terrorism, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or (iv) there shall have occurred any other calamity or crisis or any change in general economic, political or financial conditions in the United States or elsewhere, if the effect of any such event in clause (iii) or (iv) makes it, in the sole judgment of the Representative, impracticable or inadvisable to proceed with the sale or delivery of the Stock on the terms and in the manner contemplated by the Base Prospectus and the Prospectus Supplement.

         (m) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency or body which would, as of the Closing Date, prevent the issuance or sale of the Stock or materially and adversely affect or potentially materially and adversely affect the business or operations of the Company; and no injunction, restraining order or order of any other nature by any federal or state court of competent jurisdiction shall have been issued as of the Closing Date which would prevent the issuance or sale of the Stock or materially and adversely affect or potentially materially and adversely affect the business or operations of the Company.

         (n) The Company shall have prepared and filed with the Commission a Current Report on Form 8-K with respect to the Offering, including as an exhibit thereto this Agreement and any other documents relating thereto which are required to be filed therewith.

         (o) The Company shall have entered into Subscription Agreements with each of the Purchasers and such agreements shall be in full force and effect.

         (p) Prior to the Closing Date, the Company shall have furnished to the Placement Agents such further information, certificates and documents as the Representative may reasonably request.

         All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Placement Agents.

7. INDEMNIFICATION AND CONTRIBUTION.

         (a) The Company shall indemnify and hold harmless the Placement Agents, their respective officers, employees, representatives and agents and each person, if any, who controls such Placement Agents within the meaning of the Securities Act (collectively the "PLACEMENT AGENT INDEMNIFIED PARTIES" and each a "PLACEMENT AGENT INDEMNIFIED PARTY") against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which that Placement Agent Indemnified Party may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Base Prospectus, the Registration Statement, the Time of Sale Prospectus, if any, or the Prospectus Supplement or in any amendment or supplement thereto, (ii) the omission or alleged omission to state in the Base Prospectus, the Registration Statement, the Time of Sale Prospectus, if any, or the Prospectus Supplement or in any amendment or supplement thereto a material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) any breach of the representations and warranties of the Company contained herein or (iv) any act or failure to act, or any alleged act or failure to act, by any Placement Agent in connection with, or relating in any manner to, the Stock or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered by clause (i), (ii) or (iii) above; (provided that the Company shall not be liable in the case of any matter covered by this clause (iv) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly from any such act or failure to act undertaken or omitted to be taken by such Placement Agent through its gross negligence or willful misconduct) and shall reimburse each Placement Agent Indemnified Party promptly upon demand for any legal or other expenses reasonably incurred by that Placement Agent Indemnified Party in connection with investigating or preparing to defend or defending against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from the Base Prospectus, the Registration Statement, the Time of Sale Prospectus, if any, or the Prospectus Supplement or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Placement Agent through the Representative specifically for use therein, which information the parties hereto agree is limited to the Placement Agents' Information (as defined in Section 16). This indemnity agreement is not exclusive and will be in addition to any liability, which the Company might otherwise have and shall not limit any rights or remedies which may otherwise be available at law or in equity to each Placement Agent Indemnified Party.

         (b) Each Placement Agent, severally and not jointly, shall indemnify and hold harmless the Company its officers, employees, representatives and agents, each of its directors and each person, if any, who controls the Company within the meaning of the Securities Act (collectively the "COMPANY INDEMNIFIED PARTIES" and each a "COMPANY INDEMNIFIED PARTY") against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company Indemnified Parties may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of or is based upon
         (i) any untrue statement or alleged untrue statement of a material fact contained in the Base Prospectus, the Registration Statement, the Time of Sale Prospectus, if any, or the Prospectus Supplement or in any amendment or supplement thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by or on behalf of that Placement Agent through the Representative specifically for use therein, and shall reimburse the Company Indemnified Parties for any legal or other expenses reasonably incurred by such parties in connection with investigating or preparing to defend or defending against or appearing as third party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred; provided that the parties hereto hereby agree that such written information provided by the Placement Agents consist solely of the Placement Agents Information. This indemnity agreement is not exclusive and will be in addition to any liability, which each of the Placement Agents and the Purchasers might otherwise have and shall not limit any rights or remedies which may otherwise be available at law or in equity to the Company Indemnified Parties. Notwithstanding the provisions of this
         Section 7(b), in no event shall any indemnity by any Placement Agent under this Section 7(b) exceed the total compensation received by such Placement Agent in accordance with Section 1(e).

         (c) Promptly after receipt by an indemnified party under this Section 7 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 7, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 7 except to the extent it has been materially prejudiced by such failure; and, provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 7. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 7 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that any indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment thereof has been specifically authorized by the indemnifying party in writing, (ii) such indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party and in the reasonable judgment of such counsel it is advisable for such indemnified party to employ separate counsel or (iii) the indemnifying party has failed to assume the defense of such action in accordance with the terms hereof and employ counsel reasonably satisfactory to the indemnified party, in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for all such indemnified parties, which firm shall be designated in writing by the Representative, if the indemnified parties under this Section 7 consist of any Placement Agent Indemnified Party, or by the Company if the indemnified parties under this Section 7 consist of any Company Indemnified Parties. Each indemnified party, as a condition of the indemnity agreements contained in Sections 7(a) and 7(b) shall use all reasonable efforts to cooperate with the indemnifying party in the defense of any such action or claim. Subject to the provisions of Section 7(d) below, no indemnifying party shall be liable for any settlement, compromise or consent to the entry of judgment in connection with any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment for the plaintiff in any such action (other than a judgment entered with the consent of such indemnified party), the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

         (d) If at any time an indemnified party shall have requested that an indemnifying party reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by this Section 7 effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the request for reimbursement, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

         (e) If the indemnification provided for in this Section 7 is unavailable or insufficient to hold harmless an indemnified party under
         Section 7(a) or 7(b), then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Placement Agents on the other from the offering of the Stock or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Placement Agents on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Placement Agents on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Stock purchased under this Agreement (before deducting expenses) received by the Company bears to the total compensation received by the Placement Agents with respect to the Stock purchased under this Agreement. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Placement Agents on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission; provided that the parties hereto agree that the written information furnished to the Company by the Placement

         Agents for use in the Prospectus Supplement consists solely of the Placement Agents' Information. The Company and the Placement Agents agree that it would not be just and equitable if contributions pursuant to this Section 7(e) were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this
         Section 7(e) shall be deemed to include, for purposes of this Section 7(e), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7(e), the Placement Agents shall not be required to contribute any amount in excess of the total compensation received by such Placement Agent in accordance with Section 1(e) less the amount of any damages which such Placement Agent has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         (f) The Placement Agents' obligations to contribute as provided in this
         Section 7(f) are several in proportion to the total compensation received by each of the Placement Agents in accordance with Section 1(e) and not joint.

8. TERMINATION. The obligations of the Placement Agents and the Purchasers hereunder and under the Subscription Agreements may be terminated by the Representative, in its absolute discretion by notice given to the Company prior to delivery (including electronic delivery) of and payment for the Stock if, prior to that time, any of the events described in Sections 6(i) or 6(l) have occurred or if the Purchasers shall decline to purchase the Stock for any reason permitted under this Agreement or the Subscription Agreements.

9. REIMBURSEMENT OF PLACEMENT AGENTS' EXPENSES. If the sale of the Stock provided for herein is not consummated because any condition to the obligations of the Placement Agents and the Purchasers set forth in Section 6 hereof is not satisfied, because of any termination pursuant to Section 8 hereof or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof other than by reason of a default by the Placement Agents, the Company will reimburse the Placement Agents upon demand for all out-of-pocket expenses (including fees and disbursements of counsel and any expenses advanced by the Placement Agents on the Company's behalf) that shall have been incurred by the Placement Agents in connection with this Agreement and the proposed purchase and sale of the Stock and, upon demand, the Company shall pay the full amount thereof to Representative.

10. SUCCESSORS; PERSONS ENTITLED TO BENEFIT OF AGREEMENT. This Agreement shall inure to the benefit of and be binding upon the Placement Agents, the Purchasers, the Company, and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person other than the persons mentioned in the preceding sentence any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person; except that the representations, warranties, covenants, agreements and indemnities of the Company contained in this Agreement shall also be for the benefit of the Placement Agent Indemnified Parties, and the indemnities of the Placement Agents shall also be for the benefit of the Company Indemnified Parties.

11. ABSENCE OF FIDUCIARY RELATIONSHIP. The Company acknowledges and agrees that:

         (a) each Placement Agent's responsibility to the Company is solely contractual in nature, the Placement Agents have been retained solely to act as placement agents in connection with the sale of the Stock and no fiduciary, advisory or agency relationship between the Company and the Placement Agents has been created in respect of any of the transactions contemplated by this Agreement, irrespective of whether any of the Placements Agents has advised or is advising the Company on other matters;

         (b) the price of the Stock set forth in this Agreement was established by the Company following discussions and arms-length negotiations with the Representative, the Purchasers, and the Company is capable of evaluating and understanding, and understands and accepts, the terms, risks and conditions of the transactions contemplated by this Agreement;

         (c) the Company has been advised that the Placement Agents and their affiliates are engaged in a broad range of transactions which may involve interests that differ from those of the Company and that the Placement Agents have no obligation to disclose such interests and transactions to the Company by virtue of any fiduciary, advisory or agency relationship; and

         (d) the Company waives, to the fullest extent permitted by law, any claims it may have against the Placement Agents for breach of fiduciary duty or alleged breach of fiduciary duty and agrees that the Placement Agents shall have no liability (whether direct or indirect) to the Company in respect of such a fiduciary duty claim or to any person asserting a fiduciary duty claim on behalf of or in right of the Company, including stockholders, employees or creditors of the Company.

12. SURVIVAL OF INDEMNITIES, REPRESENTATIONS, WARRANTIES, ETC. The respective indemnities, covenants, agreements, representations, warranties and other statements of the Company, its Subsidiary and the Placement Agents, as set forth in this Agreement or made by them respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation made by or on behalf of the Placement Agents, the Company, the Purchasers or any person controlling any of them and shall survive delivery of and payment for the Stock.

13. NOTICES. All statements, requests, notices and agreements hereunder shall be in writing, and:

         (a) if to the Placement Agents, shall be delivered or sent by mail, telex or facsimile transmission to SG Cowen & Co., LLC, 1221 Avenue of the Americas, New York, New York 10020, Attention: Veronica Iuliano (E-mail) (Fax: 212-278-7995), with a copy to: Brown Raysman Millstein Felder & Steiner LLP, 900 Third Avenue, New York, New York 10022,
         Attention: Stuart Bressman, Esq. (Fax: 212-895-2900).

         (b) if to the Company shall be delivered or sent by mail, telex or facsimile transmission to Halozyme Therapeutics, Inc., 11588 Sorrento Valley Road, Suite 17, San Diego, CA 92121, Attention: David A. Ramsay (Fax: (858) 259-2539, with a copy to: DLA Piper Rudnick Gray Cary US LLP, 4365 Executive Drive, Suite 1100, San Diego, CA 92121, Attention:
         Douglas J. Rein (Fax: (858) 677-1477).

14. DEFINITIONS OF CERTAIN TERMS. The terms which follow, when used in this Agreement, shall have the meanings indicated.

         "BUSINESS DAY" shall mean any day other than a Saturday, a Sunday, a legal holiday, a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City or any day on which the Nasdaq National Market is not open for trading.

         "EFFECTIVE DATE" shall mean each date and time that the Registration Statement (and any post-effective amendment or amendments thereto) became or becomes effective.

         "EXECUTION TIME" shall mean the date and time that this Agreement is executed and delivered by the parties hereto.

         "INTERFERENCE PROCEEDING" shall have the meaning set forth in 35 U.S.C.
Section 135.

         "TO THE COMPANY'S KNOWLEDGE" and words of similar import shall mean that which the Company or its Subsidiary knows or should have known using the exercise of reasonable due diligence.

15. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

16. PLACEMENT AGENTS' INFORMATION. The parties hereto acknowledge and agree that, for all purposes of this Agreement, the Placement Agents' Information consists solely of the statements concerning the Placement Agents contained in the third paragraph under the heading "Plan of Distribution" in the Prospectus Supplement.

17. PARTIAL UNENFORCEABILITY. The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

18. GENERAL. This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. In this Agreement, the masculine, feminine and neuter genders and the singular and the plural include one another. The section headings in this Agreement are for the convenience of the parties only and will not affect the construction or interpretation of this Agreement. This Agreement may be amended or modified, and the observance of any term of this Agreement may be waived, only by a writing signed by the Company and the Placement Agents.

19. COUNTERPARTS. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

20. CONSENT TO ACT AS REPRESENTATIVE. Rodman & Renshaw, LLC ("RR") and Roth Capital Partners, LLC ("ROTH") each consent and agree that SG Cowen & Co., LLC ("SG COWEN") will act as Representative of the Placement Agents under this Agreement and with respect to the sale of the Stock. Accordingly, each of RR and Roth authorizes SG Cowen to manage the Offering and the sale of the Stock and to take such action in connection therewith as SG Cowen in its sole discretion deems appropriate or desirable, consistent with the provisions of each Agreement Among Underwriters previously entered into between SG Cowen and RR, and SG Cowen and Roth, respectively, taking into account that the Offering of the Stock will be in the form of a best efforts placement and not a firm commitment underwriting.

         If the foregoing is in accordance with your understanding of the agreement between the Company and the Placement Agents, kindly indicate your acceptance in the space provided for that purpose below.

                                                     Very truly yours,


                                                     HALOZYME THERAPEUTICS, INC.


                                                     By: /s/ Jonathan Lim
                                                         --------------------
                                                          Name: Jonathan Lim
                                                          Title: CEO


Accepted as of
the date first above written:

SG COWEN & CO., LLC



By: /s/ Richard E. Gormley
    ----------------------
     Name: Richard E. Gormley
     Title: Managing Director



RODMAN & RENSHAW, LLC



By: /s/ Edward Rubin
    ----------------------
     Name: Edward Rubin
     Title: Managing Director



ROTH CAPITAL PARTNERS, LLC



By: /s/ Theodore D. Roth
    ----------------------
     Name: Theodore D. Roth
     Title: Managing Director

                                   SCHEDULE 1

                                PLACEMENT AGENTS

SG Cowen & Co., LLC
Rodman & Renshaw, LLC
Roth Capital Partners, LLC

                                    EXHIBIT A

                         FORM OF SUBSCRIPTION AGREEMENT

                                    EXHIBIT B

                            FORM OF LOCK-UP AGREEMENT

                                   EXHIBIT C-1

               LEGAL OPINION OF DLA PIPER RUDNICK GRAY CARY US LLP

                                   EXHIBIT C-2

               LEGAL OPINION OF HALE LANE PEEK DENNISON AND HOWARD

                                   EXHIBIT C-3

               LEGAL OPINION OF DLA PIPER RUDNICK GRAY CARY US LLP